UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 17, 2017

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders
FBL Financial Group, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders on May 17, 2017. The matters that were voted upon and the final voting results are set forth below.

Proposal 1: Election of Directors
The Company’s Class A common shareholders and Series B preferred shareholders, voting together as a single class, elected each of the four Class A director nominees to serve one-year terms expiring at the 2018 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
James P. Brannen	29,626,596	3,167,835
Roger K. Brooks	32,597,795	196,636
Paul A. Juffer	32,617,806	176,625
Paul E. Larson	32,545,047	249,384
Broker non-votes totaled 1,075,074.

The Company’s Class B common shareholders elected each of the six Class B director nominees to serve one-year terms expiring at the 2018 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Richard W. Felts	11,413	—
Joe D. Heinrich	11,413	—
Craig D. Hill	11,413	—
James A. Holte	11,413	—
Kevin G. Rogers	11,413	—
Scott E. VanderWal	11,413	—

Proposal 2: Advisory vote to approve named executive officer compensation
The Company’s shareholders approved the compensation of the named executive officers by non-binding advisory vote. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,637,925	85,035	71,471
Broker non-votes totaled 1,075,074.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,412	—	1

Proposal 3: Advisory vote on the frequency of shareholder votes on named executive officer compensation
By non-binding advisory vote, the Company’s shareholders approved holding advisory votes on named executive officer compensation every year. The preferred frequency for the proposal was indicated by the option receiving the vote of a plurality of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

1 Year	2 Years	3 Years	Abstain
30,113,362	22,064	2,648,356	10,649

The voting results with respect to the Class B common shares were as follows:

1 Year	2 Years	3 Years	Abstain
11,057	7	348	1

Based on these results, the Company's Board of Directors has determined that the Company will hold a shareholder advisory vote on named executive officer compensation every year until the next required shareholder vote on the frequency of shareholder votes on named executive officer compensation or until such time as the Board of Directors resolves to adopt a different frequency for such advisory votes.

Proposal 4: Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for 2017
The Company’s shareholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for 2017. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
33,685,641	179,216	4,648

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,412	—	1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer